United States

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

Form 8-K

Current Report

Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

November 22, 2021

Date of Report (Date of earliest event reported)

8i ACQUISITION 2 CORP.

(Exact Name of Registrant as Specified in its Charter)

British Virgin Islands	333-256455	n/a
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

c/o 6 Eu Tong Sen Street #08-13 Singapore 059817 Tel: +65-6788 0388 Fax: +65 6788 0068	n/a
(Address of Principal Executive Offices)	(Zip Code)

Registrant’s telephone number, including area code: +852 9258 9728

N/A

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act

Securities registered pursuant to Section 12(b) of the Act: None.

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Units, each consisting of one Ordinary Share, no par value, one Redeemable Warrant to acquire one-half (1/2) of one Ordinary Share, and one Right to acquire one-tenth of an Ordinary Share	LAXXU	The Nasdaq Stock Market LLC

Ordinary Shares included as part of the Units	LAX	The Nasdaq Stock Market LLC

Redeemable Warrants included as part of the Units	LAXXW	The Nasdaq Stock Market LLC

Rights included as part of the Units	LAXXR	The Nasdaq Stock Market LLC

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (17 CFR §230.405) or Rule 12b-2 of the Securities Exchange Act of 1934 (17 CFR §240.12b-2).

Emerging growth company ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 1.01. Entry into a Material Definitive Agreement.

On November 22, 2021, the registration statement (File No. 333- 256455) (the “Registration Statement”) relating to the initial public offering (“IPO”) of 8i Acquisition 2 Corp.(the “Company”) was declared effective by the U.S. Securities and Exchange Commission. In connection therewith, the Company entered into the following agreements previously filed as exhibits to the Registration Statement:

●	Underwriting Agreement, dated November 22, 2021, by and between the Company and Maxim Group LLC.

●	Warrant Agreement, dated November 22, 2021, between American Stock Transfer & Trust Company and the Company.

●	Rights Agreement, dated November 22, 2021, by and between American Stock Transfer & Trust Company and the Company.

●	Unit Purchase Option between Maxim Group LLC and the Company.

●	Stock Escrow Agreement, dated November 22, by and among the Company, the shareholders listed on Exhibit A attached thereto and between American Stock Transfer & Trust Company

●	Letter Agreements, dated November 22, 2021, by and between the Company’s officers, directors and shareholders.

●	Investment Management Trust Agreement, dated November 22, 2021, by and between American Stock Transfer & Trust Company and the Company.

●	Registration Rights Agreement, dated November 22, 2021, by and among the Company and the initial shareholders of the Company.

●	Subscription Agreement, dated November 17, 2021, by and between the Company and Mend Dong (James) Tan

●	Anchor Subscription Agreement, dated September 17, 2021, between the Company, 8i Holdings 2 Pte Ltd (the “Sponsor”) and American Opportunities Growth Fund

●	Administrative Services Agreement, dated November 22, 2021, by and between the Company and 8i Holdings 2 Pte Ltd

On November 24, 2021, the Company consummated the IPO of 7,500,000 units (the “Units”). Each Unit consists of one ordinary share (“Ordinary Share”) one warrant to purchase one-half (1/2) of one Ordinary Share (“Warrant”) and one right (“Right”) to receive one-tenth of one Ordinary Share upon the consummation of an initial business combination. The Units were sold at an offering price of $10.00 per Unit, generating gross proceeds of $75,000,000. The Company granted the underwriters a 45-day option to purchase up to 1,125,000 additional Units to cover over-allotments, which the underwriters exercised in full and closed simultaneously with the consummation of the IPO. The total aggregate issuance by the Company of 8,625,000 units at a price of $10.00 per unit resulted in a total gross proceeds of $86,250,000.

As of November 24, 2021, a total of $86,250,000 of the net proceeds from the IPO and the Private Placement (as defined below) were deposited in a trust account established for the benefit of the Company’s public shareholders. An audited balance sheet as of November 24, 2021 reflecting receipt of the proceeds upon consummation of the IPO and the Private Placement will be filed within 4 business days of the consummation of the IPO.

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Item 3.02. Unregistered Sales of Equity Securities.

Simultaneously with the closing of the IPO, the Company consummated the private placement (“Private Placement”) with Meng Dong (James) Tan, the Company’s Chief Executive Officer, of 292,250 units (the “Private Units”) at a price of $10.00 per Private Unit, generating total proceeds of $2,922,500.

The Private Units are identical to the Units sold in the IPO. Additionally, such initial purchasers agreed not to transfer, assign or sell any of the Private Units or underlying securities (except in limited circumstances, as described in the Registration Statement) until the completion of the Company’s initial business combination. Such initial purchasers were granted certain demand and piggyback registration rights in connection with the purchase of the Private Units.

The Private Units were issued pursuant to Section 4(a)(2) of the Securities Act of 1933, as amended, as the transactions did not involve a public offering.

Item 8.01 Other Events

On November 22, 2021, the Company issued a press release announcing the pricing of the initial public offering. A copy of this press release is attached as Exhibit 99.1 hereto and is incorporated herein by reference.

On November 24, 2021, the Company issued a press release announcing the closing of the initial public offering and full exercise of the underwriter’s over-allotment option. A copy of this press release is attached as Exhibit 99.2 hereto and is incorporated herein by reference.

Item 9.01. Financial Statements and Exhibits.

Exhibit No.	Description

1.1	Underwriting Agreement, dated November 22, 2021, by and between the Company and Maxim Group LLC.

4.1	Warrant Agreement, dated November 22, 2021, between American Stock Transfer & Trust Company and the Company.

4.2	Rights Agreement, dated November 22, 2021, by and between American Stock Transfer & Trust Company and the Company.

4.3	Unit Purchase Option between Maxim Group LLC and the Company.

4.4	Stock Escrow Agreement, dated November 22, 2021, by and among the Company, the shareholders listed on Exhibit A attached thereto and between American Stock Transfer & Trust Company.

10.1	Letter Agreements, dated November 22, 2021, by and between the Company’s officers, directors and shareholders.

10.2	Investment Management Trust Agreement, dated November 22, 2021, by and between American Stock Transfer & Trust Company and the Company.

10.3	Registration Rights Agreement, dated November 22, 2021, by and among the Company and the initial shareholders of the Company.

10.4	Subscription Agreement, dated November 17, 2021, by and between the Company and Mend Dong (James) Tan

10.5	Anchor Subscription Agreement, dated September 17, 2021, between the Company, 8i Holdings 2 Pte Ltd and American Opportunities Growth Fund.

10.6	Administrative Services Agreement, dated November 22, 2021, by and between the Company and 8i Holdings 2 Pte Ltd

99.1	Press Release dated November 22, 2021

99.2	Press Release dated November 24, 2021.

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SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated: November 24, 2021

8i ACQUISITION 2 CORP.

By:	/s/ Meng Dong (James) Tan
Name:	Meng Dong (James) Tan
Title:	Chief Executive Officer

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